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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 24, 1997


               Prudential Securities Secured Financing Corporation
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       333-16511              13-3526694
----------------------------      ----------------------    -------------------

State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


 One New York Plaza New York, New York                          10292
----------------------------------------                  -----------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code (212) 778-1000

                                    No Change
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         Item 5. Other Events
                 ------------

         In connection with the offering of ABFS Mortgage Loan Trust 1997-1, Mortgage Pass-Through Certificates, Series 1997-1, described in a
Prospectus Supplement dated as of March 24, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  ----------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits 99.1 and 99.2. Related Computational Materials (as defined in Item 5 above).










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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PRUDENTIAL SECURITIES SECURED FINANCING
                           CORPORATION
                                  as Depositor and on behalf of ABFS
                                  Mortgage Loan Trust 1997-1
                           Registrant


                                        By: /s/ Norman Chaleff
                                          -------------------------------
                                        Name:   Norman Chaleff
                                        Title:  Vice President



Dated:  March 28, 1996













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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                   Description
-----------                   -----------

99.1                          Related Computational
                              Materials (as defined
                              in Item 5 above).

99.2                          Related Computational
                              Materials (as defined
                              in Item 5 above).